UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2024 (June 20, 2024)

SOLUNA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40261	14-1462255
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

325 Washington Avenue Extension Albany, New York	12205
(Address of principal executive offices)	(Zip Code)

(518) 218-2550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLNH	The Nasdaq Stock Market LLC

9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

June 2024 Secured Note Financing

On June 20, 2024, pursuant to the terms and subject to the conditions of a Note Purchase Agreement (the “June SPA”) by and among (i) Soluna AL CloudCo, LLC, a Delaware limited liability company (“CloudCo”), and indirect wholly owned subsidiary of Soluna Holdings, Inc., a Nevada corporation (the “Company”), (ii) Soluna Cloud, Inc., a Nevada corporation, indirect wholly owned subsidiary of the Company, and parent of CloudCo (“Soluna Cloud”), (iii) the Company and (iv) the accredited investor named therein (the “Investor”), CloudCo issued to the Investor a secured promissory note in a principal amount equal to $12,500,000 (the “Note”). The Note accrues interest at a rate 9.0% per annum, subject to adjustment upon an event of default. The Note matures on June 20, 2027. CloudCo’s obligations under the Note will be secured by all or substantially all of CloudCo’s assets, including pursuant to a security agreement to be executed and delivered by CloudCo in favor of the Investor (the “CloudCo Security Agreement”, and together with the June SPA and the Note, the “CloudCo Agreements”).

As further credit support for CloudCo’s obligations under the Note, Soluna Cloud agreed to execute and deliver a guaranty in favor of the Investor (the “Cloud Guaranty”). Soluna Cloud’s obligations under the Cloud Guaranty will be secured by all or substantially all of Soluna Cloud’s assets pursuant to a security agreement to be executed and delivered by Cloud in favor of the Investor (the “Soluna Cloud Security Agreement”), and a pledge of all membership interests of CloudCo held by Soluna Cloud pursuant to a membership interest pledge agreement to be executed and delivered by Soluna Cloud in favor of the Investor (the “Soluna Cloud Pledge Agreement,” and, collectively with the Cloud Guaranty and the Cloud Security Agreement, the “Cloud Agreements”).

As further credit support for CloudCo’s obligations under the Note, the Company, as the sole stockholder of Soluna Cloud and the indirect parent of CloudCo, agreed to execute and deliver a guaranty in favor of the Investor (the “Holdings Guaranty”). The Company’s obligations under the Holdings Guaranty will be secured by all or substantially all of the Company’s assets pursuant to a security agreement to be executed and delivered by the Company in favor of the Investor (the “Holdings Security Agreement”), and a pledge of all of shares of Soluna Cloud held by the Company pursuant to a stock pledge agreement to be executed and delivered by the Company in favor of the Investor (the “Holdings Pledge Agreement,” and, collectively with the Holdings Guaranty and the Holdings Security Agreement, the “Holdings Agreements”).

As further inducement for the Investor to purchase the Note, Soluna Cloud will issue to the Investor a warrant (the “Warrant”) exercisable within three years from June 20, 2024 for a number of shares of common stock of Soluna Cloud equal to the sum of (a) 12.5% of Soluna Cloud’s issued and outstanding common stock as of the date of the Warrant divided by 0.875, plus (b) 12.5% of each Qualified Issuance (as defined below) divided by 0.875. For purposes of the Warrant, “Qualified Issuance” means (y) each issuance of common stock of Soluna Cloud during the period commencing on the day after the date of the Warrant and ending on the earlier to occur of (i) the conclusion of up to an additional $112,500,000 of capital raised, whether in the form of debt, equity, mixed or otherwise, by Soluna Cloud and its subsidiaries and (ii) December 31, 2024 and (z) the number of shares of common stock of Soluna Cloud issuable upon the exercise or conversion of any convertible securities of CloudCo issued during such period (other than certain issuances pursuant to CloudCo’s equity compensation plans).

The CloudCo Agreements, the Cloud Agreements, the Holdings Agreements and the Warrant are referred to in this Current Report on Form 8-K collectively as the June 2024 Transaction Documents.

In connection with the transactions contemplated by the June 2024 Transaction Documents, the purchasers (collectively, the “Purchasers”) of secured convertible notes (the “Senior Notes”) issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of October 25, 2021 ( as amended from time to time, the “2021 Purchase Agreement”), and Collateral Services LLC, as collateral agent for the benefit of the Purchasers (“Collateral Agent”), with respect to the senior security interest in the assets of the Company and its subsidiaries (including CloudCo and Soluna Cloud) granted to the Collateral Agent under that certain Security Agreement, dated as of October 25, 2021, granted their consent to the transactions contemplated by the June 2024 Transaction Documents and agreed to enter into an intercreditor agreement with the Investor with respect to the transactions contemplated by the June 2024 Transaction Documents.

The foregoing descriptions of the June 2024 Transaction Documents do not purport to be complete and are qualified in their entirety by reference to the full text of the June 2024 Transaction Documents, copies of which will be filed with the Company’s next applicable periodic period in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”).

October 2021 Secured Notes—Extension of Maturity Date

Pursuant to Section 6.a. of the Fourth Amendment Agreement to the 2021 Purchase Agreement, dated as of February 28, 2024, the Company exercised its right to extend the maturity date of the Senior Notes for an additional six months, or until January 24, 2025, in order to enable the Company to continue to pursue its significant project development opportunities for Soluna Cloud, Dorothy 2 and other projects.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the CloudCo Agreements, the Cloud Agreements and the Holdings Agreements is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Warrant is incorporated by reference in this Item 3.02. The Warrant is being issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) of the Securities Act and Regulation D promulgated under the Securities Act and exempt from registration or qualification under applicable state securities laws. The Warrant is being issued solely to an “accredited investor” (as defined by Rule 501 under the Securities Act).

Item 7.01 Regulation FD Disclosure.

The Company issued a press release announcing the closing of the transactions contemplated by the June 2024 Transaction Documents. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” with the Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Announcing June 2024 Transaction Documents.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2024	SOLUNA HOLDINGS, INC.

	By:	/s/ John Tunison
	Name:	John Tunison
	Title:	Chief Financial Officer